UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2005

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2501 CEDAR SPRINGS, SUITE 100 DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Third Amended and Restated Agreement of Limited Partnership
Registration Rights Agreement
Senior Subordinated Unit Purchase Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

Senior Subordinated Unit Purchase Agreement

     On June 24, 2005, Crosstex Energy, L.P. (the “Partnership”) entered into a privately negotiated Senior Subordinated Unit Purchase Agreement (the “Purchase Agreement”) with Kayne Anderson MLP Investment Company (“Kayne Anderson”), Tortoise Energy Capital Corporation (“TECC”) and Tortoise Energy Infrastructure Corporation (“TEIC”) to issue and sell 1,495,410 senior subordinated units representing limited partner interests of the Partnership (the “Senior Subordinated Units”) for a purchase price of $33.44 per unit. The purchase price was negotiated by the Partnership and the purchasers in an arms-length negotiation. Net proceeds from the private placement, including the general partner’s proportionate capital contribution and expenses associated with the sale, were approximately $51.1 million. The transaction closed on June 24, 2005.

     The Senior Subordinated Units will automatically convert into common units representing limited partner interests of the Partnership (the “Common Units”) on February 24, 2006 at a ratio of one Common Unit for each Senior Subordinated Unit. The Senior Subordinated Units will not be entitled to distributions of available cash from the Partnership until they convert into Common Units.

     The Purchase Agreement was entered into partially to fund the construction of the Barnett Shale Gas Pipeline. The Barnett Shale Gas Pipeline project involves construction of a 122-mile pipeline and associated gathering lines to move gas from an area near Fort Worth, Texas, where recent drilling activity in the Barnett Shale formation has expanded production beyond the existing infrastructure capability, into new markets accessed by the NGPL pipeline system.

     Each of Kayne Anderson, TECC and TEIC has agreed not to sell any of the Senior Subordinated Units acquired under the Purchase Agreement until the expiration of six months after the closing of the purchase and sale of the Senior Subordinated Units.

Registration Rights Agreement

     On June 24, 2005, the Partnership also entered into a Registration Rights Agreement with Kayne Anderson, TECC and TEIC relating to the registered resale of the Common Units issuable upon conversion of the Senior Subordinated Units purchased pursuant to the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Partnership has agreed to file a shelf registration statement for the resale of the Common Units within 90 days after the issue date of the Senior Subordinated Units and to use commercially reasonable efforts to cause the shelf registration statement to declared effective by the Securities and Exchange Commission within 180 days after the closing of the Purchase Agreement.

Amendment to Partnership Agreement

     In connection with the Purchase Agreement, Crosstex Energy GP, LLC, the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership, entered into the Third Amended and Restated Agreement of Limited Partnership of the Partnership, which provides for, among other things, the rights and obligations of the Senior Subordinated Units.

     The descriptions of the Purchase Agreement, the Registration Rights Agreement and the Partnership’s Third Amended and Restated Agreement of Limited Partnership above do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, the Registration Rights Agreement and the Third Amended and Restated Agreement of Limited Partnership, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

     On June 24, 2005, the Partnership entered into a privately negotiated Purchase Agreement with Kayne Anderson, TECC and TEIC to issue and sell 1,495,410 of Senior Subordinated Units. Pursuant to the terms of the Purchase Agreement, the Senior Subordinated Units were issued and sold by the Partnership on June 24, 2005 in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. For additional information about the Purchase Agreement, see Item 1.01 of this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

     On June 24, 2005, the Partnership entered into a Registration Rights Agreement with Kayne Anderson, TECC and TEIC relating to the registered resale of the Common Units issuable upon conversion of the Senior Subordinated Units purchased pursuant to the Purchase Agreement. For additional information about the Registration Rights Agreement, see Item 1.01 of this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On June 24, 2005, in connection with the transactions described in Item 1.01 above, Crosstex Energy GP, LLC, the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership, entered into the Third Amended and Restated Agreement of Limited Partnership. For additional information about the Third Amended and Restated Agreement of Limited Partnership, see Item 1.01 of this Current Report on Form 8-K. The Third Amended and Restated Partnership Agreement of the Partnership is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

     On June 24, 2005, the Partnership issued a press release announcing that it had issued and sold 1,495,410 Senior Subordinated Units to Kayne Anderson, TECC and TEIC. A copy of the press release is furnished as an Exhibit to this Current Report on Form 8-K. In accordance with

General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
3.1	—	Third Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P., dated as of June 24, 2005.

4.1	—	Registration Rights Agreement, dated as of June 24, 2005, by and among Crosstex Energy, L.P., Kayne Anderson MLP Investment Company, Tortoise Energy Capital Corporation and Tortoise Energy Infrastructure Corporation.

10.1	—	Senior Subordinated Unit Purchase Agreement, dated as of June 24, 2005, by and among Crosstex Energy, L.P., Kayne Anderson MLP Investment Company, Tortoise Energy Capital Corporation and Tortoise Energy Infrastructure Corporation.

99.1	—	Press release dated June 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

By: Crosstex Energy GP, L.P., its General Partner

By: Crosstex Energy GP, LLC, its General Partner

Date: June 24, 2005	By:	/s/ William W. Davis

William W. Davis
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
3.1	—	Third Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P., dated as of June 24, 2005.

4.1	—	Registration Rights Agreement, dated as of June 24, 2005, by and among Crosstex Energy, L.P., Kayne Anderson MLP Investment Company, Tortoise Energy Capital Corporation and Tortoise Energy Infrastructure Corporation.

10.1	—	Senior Subordinated Unit Purchase Agreement, dated as of June 24, 2005, by and among Crosstex Energy, L.P., Kayne Anderson MLP Investment Company, Tortoise Energy Capital Corporation and Tortoise Energy Infrastructure Corporation.

99.1	—	Press release dated June 24, 2005.